UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    February 28, 2013

UBS-Barclays Commercial Mortgage Trust 2013-C5
(Exact name of issuing entity)

UBS Commercial Mortgage Securitization Corp.
(Exact name of the depositor as specified in its charter)

UBS Real Estate Securities Inc.
Barclays Bank PLC
General Electric Capital Corporation
KeyBank National Association
Archetype Mortgage Funding II LLC
(Exact name of sponsors as specified in their charters)

Delaware	333-177354-05	45-3587479
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

1285 Avenue of the Americas
New York, New York	10019
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 713-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

On February 28, 2013 (the “Closing Date’), UBS Commercial Mortgage Securitization Corp. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2013 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Situs Holdings, LLC, as operating advisor, and Deutsche Bank Trust Company Americas, as trustee, certificate administrator, paying agent and custodian, of UBS Commercial Mortgage Trust 2013-C5, Commercial Mortgage Pass-Through Certificates, Series 2013-C5 (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB Certificates (collectively, the “Public Certificates”), (ii) the Class A-S, Class X-A, Class X-B, Class B, Class EC, Class C, Class D, Class E, Class F, Class G, Class R and Class LR Certificates (collectively, the “Private Certificates”) and (iii) the Class V Certificates.

All of the Public Certificates, having an aggregate initial principal amount of $1,039,529,000, were sold to UBS Securities LLC (“UBSS”), Barclays Capital Inc. (“BC”), KeyBanc Capital Markets Inc. (“KeyBanc”), Citigroup Global Markets Inc. (“Citi”), Drexel Hamilton, LLC (“Drexel”) and Nomura Securities International, Inc. (“Nomura” and, together with UBSS, BC, KeyBanc, Citi and Drexel the “Principals”), pursuant to an Underwriting Agreement, dated February 15, 2013 (the “Underwriting Agreement”), among the Depositor and the Principals.  UBSS and BC are acting as the co-lead managers.  The Public Certificates were offered by the Principals for sale to the public, pursuant to the Depositor’s prospectus, dated February 8, 2013, as supplemented by the prospectus supplement, dated February 15, 2013, in negotiated transactions or otherwise at varying prices determined at the time of sale.

All of the Private Certificates, having an aggregate initial principal amount of $445,513,824, were sold to the Principals pursuant to a Certificate Purchase Agreement, dated February 21, 2013, among the Depositor and the Principals.  The Class V Certificates were sold to a third party investor.  The Private Certificates and the Class V Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in UBS-Barclays Commercial Mortgage Trust 2013-C5 (the “Issuing Entity”), a New York common law trust fund formed pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 81 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 122 commercial, multifamily and manufactured housing community properties.  The Mortgage Loans were acquired by the Depositor from (i) UBS Real Estate Securities Inc. (“UBSRES”), pursuant to a Mortgage Loan Purchase Agreement, dated February 28, 2013 (the “UBSRES Mortgage Loan Purchase Agreement”), between the Depositor and UBSRES, (ii) Barclays Bank PLC (“Barclays”), pursuant to a Mortgage Loan Purchase Agreement, dated February 28, 2013 (the “Barclays Mortgage Loan Purchase Agreement”), between the Depositor and Barclays, (iii) General Electric Capital Corporation (“GECC”), pursuant to a Mortgage Loan Purchase Agreement, dated February 28, 2013 (the “GECC Mortgage Loan Purchase Agreement”), between the Depositor and GECC, (iv) KeyBank National Association (“KeyBank”), pursuant to a Mortgage Loan Purchase Agreement, dated February 28, 2013 (the “KeyBank Mortgage Loan Purchase Agreement”), between the Depositor and KeyBank and (v) Archetype Mortgage Funding II LLC (“AMF”), pursuant to a Mortgage Loan Purchase Agreement, dated February 28, 2013 (together with the UBSRES Mortgage Loan Purchase Agreement, the Barclays Mortgage Loan Purchase Agreement, the GECC Mortgage Loan Purchase Agreement and the KeyBank Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and AMF.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from UBSRES, Barclays, GECC, KeyBank and AMF.  The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable to the Depositor in connection with the issuance and distribution of the Certificates of approximately $6,424,369.06, were approximately $1,532,017,758.39.  Of such expenses paid by the Depositor, approximately $0.00 were paid directly to affiliates of the Depositor, $173,750.00 in the form of fees were paid to the Principals, and $6,250,619.06 were other expenses.  All of the foregoing expense amounts are the Depositor's reasonable estimates of such expenses.  No underwriting discounts and commissions or finder's fees were paid by the Depositor.

Further information regarding such sales has been previously provided in the Depositor’s prospectus supplement, dated February 15, 2013, to the prospectus, dated February 8, 2013.  The related registration statement (File No. 333-177354) was originally declared effective on February 10, 2012, as amended by the Post-Effective Amendment No. 1 to the Registration Statement, which was filed with the Securities and Exchange Commission on September 24, 2012 and which became effective on October 3, 2012.

The Underwriting Agreement, the Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreements, the Primary Servicing Agreement and the Subservicing Agreement are attached as exhibits to this Form 8-K.

Item 9.01.      Financial Statements, Pro Forma Financial Information and Exhibits.

(d)           Exhibits

Exhibit 1
Underwriting Agreement, dated February 15, 2013, by and among UBS Commercial Mortgage Securitization Corp., as depositor, and UBS Securities LLC, Barclays Capital Inc., KeyBanc Capital Markets Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC and Nomura Securities International, Inc., as underwriters.

Exhibit 4
Pooling and Servicing Agreement, dated as of February 1, 2013, by and among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Situs Holdings, LLC, as operating advisor, and Deutsche Bank Trust Company Americas, as trustee, certificate administrator, paying agent and custodian.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated February 28, 2013.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated February 28, 2013 (included as part of Exhibit 5).

Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated February 28, 2013 (included as part of Exhibit 5).

Exhibit 99.1
Mortgage Loan Purchase Agreement, dated February 28, 2013, between UBS Real Estate Securities Inc. and UBS Commercial Mortgage Securitization Corp., pursuant to which UBS Real Estate Securities Inc. sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated February 28, 2013, between Barclays Bank PLC and UBS Commercial Mortgage Securitization Corp., pursuant to which Barclays

Bank PLC sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.

Exhibit 99.3
Mortgage Loan Purchase Agreement, dated February 28, 2013, between General Electric Capital Corporation and UBS Commercial Mortgage Securitization Corp., pursuant to which General Electric Capital Corporation sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.

Exhibit 99.4
Mortgage Loan Purchase Agreement, dated February 28, 2013, between KeyBank National Association and UBS Commercial Mortgage Securitization Corp., pursuant to which KeyBank National Association sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.

Exhibit 99.5
Mortgage Loan Purchase Agreement, dated February 28, 2013, between Archetype Mortgage Funding II LLC and UBS Commercial Mortgage Securitization Corp., pursuant to which Archetype Mortgage Funding II LLC sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.

Exhibit 99.6
Primary Servicing Agreement, dated as of February 1, 2013, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Bank of America, N.A., as primary servicer.

Exhibit 99.7
Subservicing Agreement, dated as of February 1, 2013, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and KeyCorp Real Estate Capital Markets, Inc., as subservicer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 28, 2013	UBS COMMERCIAL MORTGAGE SECURITIZATION CORP.

	By:	/s/ Jackson Sastri
Name: Jackson Sastri
Title: Director

	By:	/s/ Nicholas Galeone
Name: Nicholas Galeone
Title: Executive Director

INDEX TO EXHIBITS
Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1
Underwriting Agreement, dated February 15, 2013, by and among UBS Commercial Mortgage Securitization Corp., as depositor, and UBS Securities LLC, Barclays Capital Inc., KeyBanc Capital Markets Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, and Nomura Securities International, Inc., as underwriters.
(E)

4
Pooling and Servicing Agreement, dated as of February 1, 2013, by and among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Situs Holdings, LLC, as operating advisor, and Deutsche Bank Trust Company Americas, as trustee, certificate administrator, paying agent and custodian.
(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated February 28, 2013.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated February 28, 2013 (included as part of Exhibit 5).	(E)

23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated February 28, 2013 (included as part of Exhibit 5).	(E)

99.1
Mortgage Loan Purchase Agreement, dated February 28, 2013, between UBS Real Estate Securities Inc. and UBS Commercial Mortgage Securitization Corp., pursuant to which UBS Real Estate Securities Inc. sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.
(E)

99.2
Mortgage Loan Purchase Agreement, dated February 28, 2013, between Barclays Bank PLC and UBS Commercial Mortgage Securitization Corp., pursuant to which Barclays Bank PLC sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.
(E)

99.3
Mortgage Loan Purchase Agreement, dated February 28, 2013, between General Electric Capital Corporation and UBS Commercial Mortgage Securitization Corp., pursuant to which General Electric Capital Corporation sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.
(E)

99.4	Mortgage Loan Purchase Agreement, dated February 28, 2013, between KeyBank National Association and UBS	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
Commercial Mortgage Securitization Corp., pursuant to which KeyBank National Association sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.

99.5
Mortgage Loan Purchase Agreement, dated February 28, 2013, between Archetype Mortgage Funding II LLC and UBS Commercial Mortgage Securitization Corp., pursuant to which Archetype Mortgage Funding II LLC sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.
(E)

99.6
Primary Servicing Agreement, dated as of February 1, 2013, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Bank of America, N.A., as primary servicer.
(E)

99.7
Subservicing Agreement, dated as of February 1, 2013, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and KeyCorp Real Estate Capital Markets, Inc., as subservicer.
(E)